UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Carlsmed, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! CARLSMED, INC. 2026 Annual Meeting Vote by June 2, 2026 11:59 PM ET CARLSMED, INC. 1800 ASTON AVENUE, SUITE 100 CARLSBAD, CA 92008 ATTN: CORPORATE SECRETARY V91113-P44852 You invested in CARLSMED, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 3, 2026. Get informed before you vote We encourage you to access and review the proxy materials before voting. View the Notice of Annual Meeting of Stockholders, Proxy Statement and Annual Report on Form 10-K online at www.ProxyVote.com OR you can receive a free paper or email copy of the material(s) by requesting prior to May 20, 2026. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* June 3, 2026 8:00 A.M. Pacific Time The Offices of Morrison & Foerster LLP 12531 High Bluff Drive Suite 200 San Diego, CA 92130 *Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming 2026 Annual Meeting of Stockholders. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect two directors to serve as Class I directors for a three-year term to expire at the 2029 annual meeting of stockholders Nominees: 01) Niall Casey 02) Philip Young For 2. To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 For NOTE: Such other business as may properly come before the meeting or any adjournment thereof will be voted on by the proxy holders in their discretion. Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. V91114-P44852.